UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	April 17, 2007

Grant Life Sciences, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-50133	82-0490737
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1787 East Ft. Union Blvd., Suite 202 Salt Lake City, Utah		84121
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(801) 261-8736

Copies to:
Gregory Sichenzia, Esq.
Yoel Goldfeder, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

On April 17, 2007, Grant Life Sciences, Inc. dismissed Singer Lewak Greenbaum & Goldstein LLP as its independent registered public accounting firm. Effective April 17, 2007, we engaged Tanner LC as our new independent registered public accounting firm. Our board of directors has approved the dismissal of Singer Lewak Greenbaum & Goldstein LLP and the appointment of Tanner LC as our new independent registered public accounting firm.

From the date of Singer Lewak Greenbaum & Goldstein LLP's appointment through the date of their dismissal on April 17, 2007, there were no disagreements between our company and Singer Lewak Greenbaum & Goldstein LLP on any matter listed under Item 304 Section (a)(1)(iv) A to E of Regulation S-B, including accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Singer Lewak Greenbaum & Goldstein LLP would have caused Singer Lewak Greenbaum & Goldstein LLP to make reference to the matter in its reports on our financial statements. The report on the financial statements prepared by Singer Lewak Greenbaum & Goldstein LLP for the year ended December 31, 2006 contained a paragraph setting forth that there was substantial doubt as to our ability to continue as a going concern.

Prior to engaging Tanner LC, we did not consult Tanner LC regarding either:

1.
the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to our company nor oral advice was provided by Tanner LC that was an important factor considered by our company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
any matter that was either the subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

Prior to engaging Tanner LC, Tanner LC has not provided our company with either written or oral advice that was an important factor considered by our company in reaching a decision to change our independent registered public accounting firm from Singer Lewak Greenbaum & Goldstein LLP to Tanner LC.

We provided Singer Lewak Greenbaum & Goldstein LLP with a copy of this Current Report on Form 8-K on April 17, 2007, prior to its filing with the SEC, and requested that they furnish us with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided by Singer Lewak Greenbaum & Goldstein LLP, dated April 17, 2007, is attached to this Form 8-K as an exhibit.

ITEM 9.01 Financial Statements and Exhibits

Exhibit Number	Description
16.1	Letter from Singer Lewak Greenbaum & Goldstein LLP, dated April 17, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grant Life Sciences, Inc.

Date: April 23, 2007	By:	/s/ Doyle R. Judd
Name: Doyle R. Judd Title: Chief Financial Officer